SEC File Nos.
2-10758
811-66

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 91  (X)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 30   (X)

AMERICAN BALANCED FUND, INC.
(Exact name of registrant as specified in charter)
P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120 (Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, Including Area Code:  (415) 421-9360

Patrick F. Quan
Secretary
American Balanced Fund, Inc.
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copy to:
Robert E. Carlson, Esq.
Paul, Hastings, Janofsky & Walker, LLP
555 South Flower Street
Los Angeles, California 90071

Approximate date of proposed public offering:
[X] It is proposed that this filing will become effective on May 15, 2002 pursuant to paragraph (b) of Rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




American BalancedFund/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
   1   Risk/Return Summary
   4   Fees and Expenses of the Fund
   5   Investment Objectives, Strategies and Risks
   8   Management and Organization
  10   Purchase, Exchange and Sale of Shares
  11   Sales Charges
  12   Sales Charge Reductions
  13   Individual Retirement Account (IRA) Rollovers
  13   Plans of Distribution
  14   Distributions and Taxes
15     Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund strives to provide you with conservation of capital, current income, and long-term growth of both capital and income. The fund invests in a broad range of securities, including stocks and bonds.

The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.

The prices of and the income generated by securities owned by the fund may be affected by events specifically involving the companies issuing those securities, by changing interest rates, and by changing credit risk assessments.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                            American Balanced Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower)
[bar chart]
1992   9.48%
1993  11.27
1994   0.34
1995  27.13
1996  13.16
1997  21.04
1998  11.13
1999   3.47
2000  15.85
2001   8.19
[end chart]



Highest/lowest quarterly results during this time period were:

HIGHEST                    10.01%  (quarter ended June 30, 1997)
LOWEST                     -5.19%  (quarter ended September 30, 1999)


The year-to-date result was 3.47% for the three months ended March 31, 2002.

American Balanced Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                      ONE YEAR     FIVE YEARS      TEN YEARS
-------------------------------------------------------------------------------
 CLASS A - BEGAN 7/26/75/1/              1.99%       10.45%          11.20%
 S&P 500/2/                            -11.83%       10.69%          12.91%
 Lehman Brothers Aggregate Bond          8.44%        7.43%           7.23%
 Index/3/
 Class A 30-day yield at December 31, 2001: 2.42%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Date Capital Research and Management Company became adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.

                                            American Balanced Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   5.75 %/1/     none
 Maximum sales charge imposed on reinvested dividends  none          none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                           none          none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.28%   0.28%   0.28%   0.28%   0.28%    0.28%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.15%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.68%   1.49%   1.44%   1.05%   0.72%    0.42%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $640       $780         $932       $1,373
 R-1                      $152       $471         $813       $1,779
 R-2                      $147       $456         $787       $1,724
 R-3                      $107       $334         $579       $1,283
 R-4                      $ 74       $230         $401       $  894
 R-5                      $ 43       $135         $235       $  530



1 Reflects the maximum initial sales charge in the first year.

American Balanced Fund / Prospectus

Investment Objectives, Strategies and Risks

The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. The fund invests in a broad range of securities, including stocks and bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government. Normally, the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

Securities held by the fund may also be affected by changing interest rates, and by changes in effective maturities and credit ratings. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective of growth of capital in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                            American Balanced Fund / Prospectus

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                               ONE YEAR        FIVE YEARS         TEN YEARS
-------------------------------------------------------------------------------
 CLASS A - BEGAN                 8.19%           11.77%            11.86%
 7/26/75/1/
 S&P 500/2/                    -11.83%           10.69%            12.91%
 Lehman Brothers Aggregate       8.44%            7.43%             7.23%
 Bond Index/3/
 Lipper Balanced Fund           -3.24%            8.37%             9.54%
 Index/4/
-------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2001/5/: 3.47%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)


1 Date Capital Research and Management Company became adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
4 The Lipper Balanced Fund Index is an equally weighted index of 30 funds which seek to conserve principal by maintaining a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
5 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

American Balanced Fund / Prospectus

 HOLDINGS BY TYPE OF INVESTMENT AS OF DECEMBER 31, 2001
[pie chart]
Common Stocks 61%
Corporate Bonds & Notes 15
U.S. Treasury & Agency 14
Convertible Securities 2
Short-Term Securities & Cash Equivalents 8
[end chart]

 FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                                PERCENT OF NET ASSETS
-----------------------------------------------------------------------
 Oil & Gas                                              4.79%
-----------------------------------------------------------------------
 Pharmaceuticals                                        3.97
-----------------------------------------------------------------------
 Aerospace & Defense                                    3.90
-----------------------------------------------------------------------
 Banks                                                  3.66
-----------------------------------------------------------------------
 Retailing                                              3.57
----------------------------------------------



 TEN LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 AT&T                                                1.51%
-------------------------------------------------------------------
 Honeywell International                             1.48
-------------------------------------------------------------------
 Schlumberger                                        1.45
-------------------------------------------------------------------
 General Motors                                      1.21
-------------------------------------------------------------------
 Allstate                                            1.14
-------------------------------------------------------------------
 Philip Morris                                       1.12
-------------------------------------------------------------------
 Phillips Petroleum                                  1.11
-------------------------------------------------------------------
 J.P. Morgan Chase                                   1.11
-------------------------------------------------------------------
 Guidant                                             1.08
-------------------------------------------------------------------
 ChevronTexaco                                       1.01
-------------------------------------------------------------------


 BOND HOLDINGS BY QUALITY CATEGORY AS OF DECEMBER 31, 2001
 See the Appendix in the statement of additional information for a
description of quality categories.             PERCENT OF NET ASSETS

-------------------------------------------------------------------------------
 U.S. Treasury and Agency                              13.89%
-------------------------------------------------------------------------------
 AAA                                                    2.55
-------------------------------------------------------------------------------
 AA                                                     1.23
-------------------------------------------------------------------------------
 A                                                      4.07
-------------------------------------------------------------------------------
 BBB                                                    6.24
 BB or below                                            0.31*

* Represents bonds whose quality ratings were downgraded while held by the fund.




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                            American Balanced Fund / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

American Balanced Fund / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American Balanced Fund are:


 PORTFOLIO COUNSELOR/ FUND     PORTFOLIO COUNSELOR     PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)       EXPERIENCE IN THIS FUND   (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ROBERT G. O'DONNELL                16 years           Senior Vice President and Director, Capital
 Chairman of the Board and                             Research and Management Company
 Principal Executive
 Officer                                               Investment professional for 30 years in total;27
                                                       years with Capital Research and Management
                                                       Company or affiliate
-------------------------------------------------------------------------------------------------------
 J. DALE HARVEY                      6 years           Vice President, Capital Research and Management
 Executive Vice President                              Company

                                                       Investment professional for 13 years in total;11
                                                       years with Capital Research and Management
                                                       Company or affiliate
-------------------------------------------------------------------------------------------------------
 ABNER D. GOLDSTINE                 26 years           Senior Vice President and Director, Capital
 Senior Vice President                                 Research and Management Company

                                                       Investment professional for 50 years in total;34
                                                       years with Capital Research and Management
                                                       Company or affiliate
-------------------------------------------------------------------------------------------------------
 JOHN H. SMET                        5 years           Senior Vice President, Capital Research and
 Senior Vice President                                 Management Company

                                                       Investment professional for 20 years in total;19
                                                       years with Capital Research and Management
                                                       Company or affiliate
 HILDA L. APPLBAUM                   3 years           Senior Vice President, Capital Research Company
 Vice President
                                                       Investment professional for 15 years in total;7
                                                       years with Capital Research and Management
                                                       Company or affiliate

-------------------------------------------------------------------------------------------------------

                                            American Balanced Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

American Balanced Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                            American Balanced Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

American Balanced Fund / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                            American Balanced Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in February, May, August and December. Capital gains, if any, are usually distributed in December and February. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

American Balanced Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                   CLASS A
                                           YEAR ENDED DECEMBER 31
                                  2001      2000     1999     1998      1997
 NET ASSET VALUE, BEGINNING OF  $15.47    $14.42    $15.76   $15.68    $14.55
YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income             .51/1/    .57/1/    .56      .56       .58
 Net gains (losses) on             .73/1/   1.62/1/   (.04)    1.13      2.41
 securities (both realized and
 unrealized)
-------------------------------------------------------------------------------
 Total from investment            1.24      2.19       .52     1.69      2.99
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net              (.56 )    (.56 )    (.56)    (.56)     (.56)
investment income)
 Distributions (from capital      (.30 )    (.58 )   (1.30)   (1.05)    (1.30)
gains)
-------------------------------------------------------------------------------
 Total distributions              (.86 )   (1.14 )   (1.86)   (1.61)    (1.86)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR   $15.85    $15.47    $14.42   $15.76    $15.68
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                  8.19 %   15.85 %    3.47%   11.13%    21.04%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in    $8,915    $6,042    $5,981   $5,881    $5,036
millions)
-------------------------------------------------------------------------------
 Ratio of expenses to average      .68 %     .69 %     .66%     .63%      .65%
net assets
-------------------------------------------------------------------------------
 Ratio of net income to           3.26 %    3.93 %    3.59%    3.57%     3.74%
average net assets
 Portfolio turnover rate            50 %      51 %      48%      54%       44%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                            American Balanced Fund / Prospectus

NOTES


                                       16

American Balanced Fund / Prospectus

NOTES

                                            American Balanced Fund / Prospectus

NOTES


                                       18

American Balanced Fund / Prospectus

NOTES

                                            American Balanced Fund / Prospectus

NOTES


                                       20

American Balanced Fund / Prospectus

NOTES

                                            American Balanced Fund / Prospectus

 [logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER              American Funds Service Company
          SERVICES                     800/421-0180
          FOR RETIREMENT PLAN          Call your employer or plan
          SERVICES                     administrator
          FOR DEALER SERVICES          American Funds Distributors
                                       800/421-9900
                                       American FundsLine(R)
          FOR 24                       800/325-3590
          -HOUR INFORMATION            American FundsLine OnLine(R)
                                       www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.




[logo - recycled bug]



Printed on recycled paper                    Investment Company File No. 811-66
RPAMBAL-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital
International        Capital Guardian        Capital Bank and Trust


THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.


/s/ PATRICK F. QUAN
    PATRICK F. QUAN
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




American BalancedFund/(R)/

Retirement Plan Prospectus







TABLE OF CONTENTS
   1   Risk/Return Summary
   4   Fees and Expenses of the Fund
   5   Investment Objectives, Strategies and Risks
   8   Management and Organization
  10   Purchase, Exchange and Sale of Shares
  11   Sales Charges
  12   Sales Charge Reductions
  13   Individual Retirement Account (IRA) Rollovers
  13   Plans of Distribution
  14   Distributions and Taxes
15     Financial Highlights







 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund strives to provide you with conservation of capital, current income, and long-term growth of both capital and income. The fund invests in a broad range of securities, including stocks and bonds.

The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.

The prices of and the income generated by securities owned by the fund may be affected by events specifically involving the companies issuing those securities, by changing interest rates, and by changing credit risk assessments.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                            American Balanced Fund / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, results would be lower)
[bar chart]
1992   9.48%
1993  11.27
1994   0.34
1995  27.13
1996  13.16
1997  21.04
1998  11.13
1999   3.47
2000  15.85
2001   8.19
[end chart]



Highest/lowest quarterly results during this time period were:

HIGHEST                    10.01%  (quarter ended June 30, 1997)
LOWEST                     -5.19%  (quarter ended September 30, 1999)


The year-to-date result was 3.47% for the three months ended March 31, 2002.

American Balanced Fund / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                      ONE YEAR     FIVE YEARS      TEN YEARS
-------------------------------------------------------------------------------
 CLASS A - BEGAN 7/26/75/1/              1.99%       10.45%          11.20%
 S&P 500/2/                            -11.83%       10.69%          12.91%
 Lehman Brothers Aggregate Bond          8.44%        7.43%           7.23%
 Index/3/
 Class A 30-day yield at December 31, 2001: 2.42%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Date Capital Research and Management Company became adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.

                                            American Balanced Fund / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                   5.75 %/1/     none
 Maximum sales charge imposed on reinvested dividends  none          none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                           none          none


1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.28%   0.28%   0.28%   0.28%   0.28%    0.28%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.15%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.68%   1.49%   1.44%   1.05%   0.72%    0.42%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $640       $780         $932       $1,373
 R-1                      $152       $471         $813       $1,779
 R-2                      $147       $456         $787       $1,724
 R-3                      $107       $334         $579       $1,283
 R-4                      $ 74       $230         $401       $  894
 R-5                      $ 43       $135         $235       $  530



1 Reflects the maximum initial sales charge in the first year.

American Balanced Fund / Prospectus

Investment Objectives, Strategies and Risks

The investment objectives of the fund are: (1) conservation of capital, (2) current income and (3) long-term growth of capital and income. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. The fund invests in a broad range of securities, including stocks and bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality). The fund also invests in securities issued and guaranteed by the U.S. government. Normally, the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities.

The prices of and the income generated by securities held by the fund may decline in response to certain events, including: those directly involving the companies whose securities are owned in the fund; conditions affecting the general economy; overall market changes; global political, social or economic instability; and currency and interest rate fluctuations.

Securities held by the fund may also be affected by changing interest rates, and by changes in effective maturities and credit ratings. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective of growth of capital in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                            American Balanced Fund / Prospectus

OTHER IMPORTANT INVESTMENT PRACTICES

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be subject to certain risks. For example, the prices of non-U.S. securities can decline in response to currency fluctuations or political, social and economic instability.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                               ONE YEAR        FIVE YEARS         TEN YEARS
-------------------------------------------------------------------------------
 CLASS A - BEGAN                 8.19%           11.77%            11.86%
 7/26/75/1/
 S&P 500/2/                    -11.83%           10.69%            12.91%
 Lehman Brothers Aggregate       8.44%            7.43%             7.23%
 Bond Index/3/
 Lipper Balanced Fund           -3.24%            8.37%             9.54%
 Index/4/
-------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2001/5/: 3.47%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)


1 Date Capital Research and Management Company became adviser for the fund.
2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
3 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes.
4 The Lipper Balanced Fund Index is an equally weighted index of 30 funds which seek to conserve principal by maintaining a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges or taxes.
5 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

American Balanced Fund / Prospectus

 HOLDINGS BY TYPE OF INVESTMENT AS OF DECEMBER 31, 2001
[pie chart]
Common Stocks 61%
Corporate Bonds & Notes 15
U.S. Treasury & Agency 14
Convertible Securities 2
Short-Term Securities & Cash Equivalents 8
[end chart]

 FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                                PERCENT OF NET ASSETS
-----------------------------------------------------------------------
 Oil & Gas                                              4.79%
-----------------------------------------------------------------------
 Pharmaceuticals                                        3.97
-----------------------------------------------------------------------
 Aerospace & Defense                                    3.90
-----------------------------------------------------------------------
 Banks                                                  3.66
-----------------------------------------------------------------------
 Retailing                                              3.57
----------------------------------------------



 TEN LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 AT&T                                                1.51%
-------------------------------------------------------------------
 Honeywell International                             1.48
-------------------------------------------------------------------
 Schlumberger                                        1.45
-------------------------------------------------------------------
 General Motors                                      1.21
-------------------------------------------------------------------
 Allstate                                            1.14
-------------------------------------------------------------------
 Philip Morris                                       1.12
-------------------------------------------------------------------
 Phillips Petroleum                                  1.11
-------------------------------------------------------------------
 J.P. Morgan Chase                                   1.11
-------------------------------------------------------------------
 Guidant                                             1.08
-------------------------------------------------------------------
 ChevronTexaco                                       1.01
-------------------------------------------------------------------


 BOND HOLDINGS BY QUALITY CATEGORY AS OF DECEMBER 31, 2001
 See the Appendix in the statement of additional information for a
description of quality categories.             PERCENT OF NET ASSETS

-------------------------------------------------------------------------------
 U.S. Treasury and Agency                              13.89%
-------------------------------------------------------------------------------
 AAA                                                    2.55
-------------------------------------------------------------------------------
 AA                                                     1.23
-------------------------------------------------------------------------------
 A                                                      4.07
-------------------------------------------------------------------------------
 BBB                                                    6.24
 BB or below                                            0.31*

* Represents bonds whose quality ratings were downgraded while held by the fund.




Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                            American Balanced Fund / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

American Balanced Fund / Prospectus

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American Balanced Fund are:


 PORTFOLIO COUNSELOR/ FUND     PORTFOLIO COUNSELOR     PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)       EXPERIENCE IN THIS FUND   (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ROBERT G. O'DONNELL                16 years           Senior Vice President and Director, Capital
 Chairman of the Board and                             Research and Management Company
 Principal Executive
 Officer                                               Investment professional for 30 years in total;27
                                                       years with Capital Research and Management
                                                       Company or affiliate
-------------------------------------------------------------------------------------------------------
 J. DALE HARVEY                      6 years           Vice President, Capital Research and Management
 Executive Vice President                              Company

                                                       Investment professional for 13 years in total;11
                                                       years with Capital Research and Management
                                                       Company or affiliate
-------------------------------------------------------------------------------------------------------
 ABNER D. GOLDSTINE                 26 years           Senior Vice President and Director, Capital
 Senior Vice President                                 Research and Management Company

                                                       Investment professional for 50 years in total;34
                                                       years with Capital Research and Management
                                                       Company or affiliate
-------------------------------------------------------------------------------------------------------
 JOHN H. SMET                        5 years           Senior Vice President, Capital Research and
 Senior Vice President                                 Management Company

                                                       Investment professional for 20 years in total;19
                                                       years with Capital Research and Management
                                                       Company or affiliate
 HILDA L. APPLBAUM                   3 years           Senior Vice President, Capital Research Company
 Vice President
                                                       Investment professional for 15 years in total;7
                                                       years with Capital Research and Management
                                                       Company or affiliate

-------------------------------------------------------------------------------------------------------

                                            American Balanced Fund / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

American Balanced Fund / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                                                DEALER
                                                   NET        COMMISSION
                                       OFFERING   AMOUNT       AS % OF
 INVESTMENT                             PRICE    INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
 Less than $25,000                      5.75%     6.10%         5.00%
---------------------------------------------------------------------------
 $25,000 but less than $50,000          5.00%     5.26%         4.25%
---------------------------------------------------------------------------
 $50,000 but less than $100,000         4.50%     4.71%         3.75%
---------------------------------------------------------------------------
 $100,000 but less than $250,000        3.50%     3.63%         2.75%
---------------------------------------------------------------------------
 $250,000 but less than $500,000        2.50%     2.56%         2.00%
---------------------------------------------------------------------------
 $500,000 but less than $750,000        2.00%     2.04%         1.60%
---------------------------------------------------------------------------
 $750,000 but less than $1 million      1.50%     1.52%         1.20%
---------------------------------------------------------------------------
 $1 million or more and certain other   none      none          none
  investments described below
---------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                            American Balanced Fund / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

American Balanced Fund / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                            American Balanced Fund / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in February, May, August and December. Capital gains, if any, are usually distributed in December and February. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

American Balanced Fund / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                                   CLASS A
                                           YEAR ENDED DECEMBER 31
                                  2001      2000     1999     1998      1997
 NET ASSET VALUE, BEGINNING OF  $15.47    $14.42    $15.76   $15.68    $14.55
YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income             .51/1/    .57/1/    .56      .56       .58
 Net gains (losses) on             .73/1/   1.62/1/   (.04)    1.13      2.41
 securities (both realized and
 unrealized)
-------------------------------------------------------------------------------
 Total from investment            1.24      2.19       .52     1.69      2.99
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net              (.56 )    (.56 )    (.56)    (.56)     (.56)
investment income)
 Distributions (from capital      (.30 )    (.58 )   (1.30)   (1.05)    (1.30)
gains)
-------------------------------------------------------------------------------
 Total distributions              (.86 )   (1.14 )   (1.86)   (1.61)    (1.86)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF YEAR   $15.85    $15.47    $14.42   $15.76    $15.68
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                  8.19 %   15.85 %    3.47%   11.13%    21.04%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in    $8,915    $6,042    $5,981   $5,881    $5,036
millions)
-------------------------------------------------------------------------------
 Ratio of expenses to average      .68 %     .69 %     .66%     .63%      .65%
net assets
-------------------------------------------------------------------------------
 Ratio of net income to           3.26 %    3.93 %    3.59%    3.57%     3.74%
average net assets
 Portfolio turnover rate            50 %      51 %      48%      54%       44%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                            American Balanced Fund / Prospectus

NOTES


                                       16

American Balanced Fund / Prospectus

NOTES

                                            American Balanced Fund / Prospectus

NOTES


                                       18

American Balanced Fund / Prospectus

NOTES

                                            American Balanced Fund / Prospectus

NOTES


                                       20

American Balanced Fund / Prospectus

NOTES

                                            American Balanced Fund / Prospectus

 [logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER              American Funds Service Company
          SERVICES                     800/421-0180
          FOR RETIREMENT PLAN          Call your employer or plan
          SERVICES                     administrator
          FOR DEALER SERVICES          American Funds Distributors
                                       800/421-9900
                                       American FundsLine(R)
          FOR 24                       800/325-3590
          -HOUR INFORMATION            American FundsLine OnLine(R)
                                       www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.




[logo - recycled bug]



Printed on recycled paper                    Investment Company File No. 811-66
RPAMBAL-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management       Capital
International        Capital Guardian        Capital Bank and Trust

                          AMERICAN BALANCED FUND, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of American Balanced Fund, Inc. (the "fund" or "AMBAL") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          American Balanced Fund, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                 (415) 421-9360

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        9
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       19
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       24
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       28
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       30
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Shareholder Account Services and Privileges . . . . . . . . . . . .       32
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       32
General Information . . . . . . . . . . . . . . . . . . . . . . . .       32
Class A Share Investment Results and Related Statistics . . . . . .       34
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36
Financial Statements




                        American Balanced Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


EQUITY SECURITIES

..    The fund will invest at least 50% of the value of its assets in common stocks.

DEBT SECURITIES

..    The fund will invest at least 25% of the value of its assets in debt securities generally rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or in unrated securities determined to be of equivalent quality.

..    Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.

NON-U.S. SECURITIES

..    The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock


                        American Balanced Fund - Page 2
automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), FNMA, FHLMC , and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


                        American Balanced Fund - Page 3

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions


                        American Balanced Fund - Page 4
exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into "roll" transactions which are the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940 (the "1940 Act"). The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


                        American Balanced Fund - Page 5

INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


The fund can purchase and sell currencies to facilitate securities transactions.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                        American Balanced Fund - Page 6

Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3. Not to invest in companies for the purpose of exercising control or management.

4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. government).

5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

6. Not to borrow money except temporarily extraordinary or emergency purposes, in an amount not exceeding 5% of the fund's total assets at the time of borrowing.

7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

10.  Not to purchase or sell commodities or commodity contracts.


                        American Balanced Fund - Page 7

11. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

12.  Not to effect short sales of securities.

13. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

14.  Not to write, purchase or sell options.

For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors.


Notwithstanding Investment Restriction #14, the fund may purchase warrants issued together with bonds or preferred stock as well as rights.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policy may be changed without shareholder approval:


1. Not to invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

Notwithstanding non-fundamental Investment Restriction #1, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                        American Balanced Fund - Page 8

                             MANAGEMENT OF THE FUND


BOARD OF DIRECTORS AND OFFICERS

                                   YEAR FIRST                                       NUMBER OF BOARDS
                      POSITION      ELECTED                                          WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                      WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH              HELD
    NAME AND AGE        FUND     OF THE FUND/1/            PAST 5 YEARS              DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox         Director    1976-1978      Managing General Partner, Fox             7            Crompton Corporation
 Age: 65                              1982        Investments LP; Professor and
                                                  Executive in Residence,
                                                  University of California,
                                                  Davis; former President and
                                                  Chief Executive Officer,
                                                  Foster Farms
-----------------------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones      Director       1993        Co-Founder, VentureThink LLC              6            None
 Age: 54                                          and Versura Inc.; former
                                                  Treasurer, The Washington Post
                                                  Company
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald      Director    1975-1978      The IBJ Professor of Finance,             8            Plum Creek Timber Co.;
 Age: 64                              1988        Graduate School of Business,                           Scholastic Corporation;
                                                  Stanford University                                    iStar Financial, Inc.;
                                                                                                         Varian, Inc.; Capstone
                                                                                                         Turbine Corp.
-----------------------------------------------------------------------------------------------------------------------------------
 James K. Peterson     Director       1999        Managing Director, Oak Glen               2            None
 Age: 60                                          Consultancy, LLC
-----------------------------------------------------------------------------------------------------------------------------------
 Henry E. Riggs        Director       1989        President, Keck Graduate                  4            None
 Age: 67                                          Institute of Applied Life
                                                  Sciences; former President and
                                                  Professor of Engineering,
                                                  Harvey Mudd College
-----------------------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf     Director       1988        Private investor; corporate               6            Crompton Corporation;
 Age: 67                                          director; lecturer, Department                         First Energy Corporation;
                                                  of Molecular Biology,                                  National Life Holding Co.
                                                  Princeton University
-----------------------------------------------------------------------------------------------------------------------------------




                        American Balanced Fund - Page 9

                                                     PRINCIPAL OCCUPATION(S) DURING
                                       YEAR FIRST           PAST 5 YEARS AND
                                        ELECTED              POSITIONS HELD            NUMBER OF BOARDS
                        POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND              DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    President          1994        Executive Vice President and            16            None
 Age: 53               and                            Director, Capital Research
                       Director                       and Management Company;
                                                      Director, American Funds
                                                      Distributors, Inc.*;
                                                      Director, The Capital Group
                                                      Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Robert G.             Chairman of        1990        Senior Vice President and                3            None
 O'Donnell             the Board                      Director, Capital Research
 Age: 58               and                            and Management Company
                       Principal
                       Executive
                       Officer
-----------------------------------------------------------------------------------------------------------------------------------




                                                                                   PRINCIPAL OCCUPATION(S) DURING
                                                                                   PAST 5 YEARS AND POSITIONS HELD
                             POSITION         YEAR FIRST ELECTED                      WITH AFFILIATED ENTITIES
                             WITH THE             AN OFFICER                        OR THE PRINCIPAL UNDERWRITER
    NAME AND AGE               FUND             OF THE FUND/1/                               OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 J. Dale Harvey           Executive Vice             1997          Vice President, Capital Research and Management Company
 Age: 36                    President
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine        Senior Vice               1990          Senior Vice President and Director, Capital Research and
 Age: 72                    President                              Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet              Senior Vice               2000          Senior Vice President, Capital Research and Management Company
 Age: 45                    President
-----------------------------------------------------------------------------------------------------------------------------------
 Hilda L. Applbaum        Vice President             1999          Senior Vice President, Capital Research Company*
 Age: 41
-----------------------------------------------------------------------------------------------------------------------------------
 Patrick F. Quan            Secretary                1986          Vice President - Fund Business Management Group, Capital
 Age: 43                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe            Treasurer                2000          Vice President - Fund Business Management Group, Capital
 Age: 35                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould        Assistant Treasurer          1994          Vice President - Fund Business Management Group, Capital
 Age: 47                                                           Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                        American Balanced Fund - Page 10

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                        American Balanced Fund - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones            $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald            $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 James K. Peterson           $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.          $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Robert G. O'Donnell           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $11,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,500 from the fund if they serve as a member of four proxy committees, or $6,250 if they serve as a member of two proxy committees, meeting jointly.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                        American Balanced Fund - Page 12

                                                     TOTAL COMPENSATION (INCLUDING
                                                         VOLUNTARILY DEFERRED
                                                            COMPENSATION/1/)
                         AGGREGATE COMPENSATION        FROM ALL FUNDS MANAGED BY
                         (INCLUDING VOLUNTARILY     CAPITAL RESEARCH AND MANAGEMENT
                        DEFERRED COMPENSATION/1/)    COMPANY OR ITS AFFILIATES/2/
         NAME                 FROM THE FUND
-----------------------------------------------------------------------------------
 Robert A. Fox                  $17,500/3/                    $155,000/3/
-----------------------------------------------------------------------------------
 Leonade D. Jones               $23,750/3/                    $142,000/3/
-----------------------------------------------------------------------------------
 John G. McDonald               $22,000/3/                    $256,500/3/
-----------------------------------------------------------------------------------
 James K. Peterson              $16,500                       $ 41,000
-----------------------------------------------------------------------------------
 Henry E. Riggs                 $20,000/3/                    $ 99,000/3/
-----------------------------------------------------------------------------------
 Patricia K. Woolf              $21,000                       $139,000
-----------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Robert A. Fox ($206,993), Leonade D. Jones ($60,165), John G. McDonald ($161,357) and Henry
  E. Riggs ($180,003). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1932, and reorganized in Maryland on February 2, 1990.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class.


                        American Balanced Fund - Page 13

Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Robert A. Fox, Leonade D. Jones. John G. McDonald and James K. Peterson, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Robert A. Fox, Leonade D. Jones, John G. McDonald, James K. Peterson, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There were two Contracts Committee meetings during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Robert A. Fox, Leonade D. Jones, John G. McDonald and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were two Nominating Committee meetings during the 2001 fiscal year.


The fund has a Proxy Committee comprised of Robert A. Fox, Leonade D. Jones, John G. McDonald, Henry E. Riggs and Patricia K. Woolf, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's functions include establishing and reviewing procedures and policies for voting of proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and


                        American Balanced Fund - Page 14
discussing related current issues. There were five Proxy Committee meetings during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until December 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the fund, the Committee noted, among other things, the favorable results of the fund relative to the results of comparable funds during 2000, the first half of 2001, and the five and ten-year periods ended June 30, 2001. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund and the Investment Adviser's commitment to attracting, developing and retaining quality personnel.


                        American Balanced Fund - Page 15

In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees as a percentage of its average net assets had declined consistently since 1991, and that such fees for 2000 compared favorably to the fund's peer group. The Committee observed that the fund's total expenses for 2000 (as a percentage of average net assets) compared favorably to the relevant peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Investment Adviser receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, 0.262% of such assets over $4 billion to $6.5 billion, 0.255% of such assets over $6.5 billion to $10.5 billion, and 0.25% of such assets over $10.5 billion.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof.


Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $21,598,000, $16,465,000 and $17,704,000, respectively.


                        American Balanced Fund - Page 16

ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until December 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


                        American Balanced Fund - Page 17

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001            $9,271,000          $43,282,000
                                                 2000             1,745,000            7,899,000
                                                 1999             3,548,000           16,816,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable


                        American Balanced Fund - Page 18
for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $18,135,000                 $1,483,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


                        American Balanced Fund - Page 19

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan.
 Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of


                        American Balanced Fund - Page 20
     certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


                        American Balanced Fund - Page 21

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would


                        American Balanced Fund - Page 22
nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                        American Balanced Fund - Page 23

                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


                        American Balanced Fund - Page 24

Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                        American Balanced Fund - Page 25

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                        American Balanced Fund - Page 26

In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


                        American Balanced Fund - Page 27

For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.


                        American Balanced Fund - Page 28

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased


                        American Balanced Fund - Page 29
     through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment


                        American Balanced Fund - Page 30
dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.


                        American Balanced Fund - Page 31

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended 2001, 2000 and 1999, amounted to $13,066,000, $5,931,000 and $5,021,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


                        American Balanced Fund - Page 32

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $8,771,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $15.85
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $16.82



                        American Balanced Fund - Page 33

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 2.42% based on a 30-day (or one month) period ended December 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2001 were 1.99%, 10.45% and 11.20%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended December 31, 2001 were 8.19%, 11.77% and 11.86%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks


                        American Balanced Fund - Page 34
and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                        American Balanced Fund - Page 35

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                        American Balanced Fund - Page 36

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic


                        American Balanced Fund - Page 37
conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                        American Balanced Fund - Page 38

Investment Portfolio, December 31, 2001

                                                            Percent
                                                             of Net
Ten largest equity holdings                                  Assets

AT&T                                                            1.51%
Honeywell International                                         1.48
Schlumberger                                                    1.45
General Motors                                                  1.21
Allstate                                                        1.14
Philip Morris Companies                                         1.12
Phillips Petroleum                                              1.11
J.P. Morgan Chase                                               1.11
Guidant                                                         1.08
ChevronTexaco                                                   1.01


[begin pie chart]
Investment mix by security type

Common stocks                                                     61%
Convertible securities                                             2
Corporate bonds & notes                                           15
U.S. Treasury & agency                                            14
Short-term securities & cash equivalents                           8

[end pie chart]

                                                                                           Market  Percent
                                                                          Number of         Value   of Net
Common Stocks                                                                Shares         (000)   Assets

OIL & GAS  -  4.79%
Ashland Inc.                                                               1,050,000   $    48,384     .48%
ChevronTexaco Corp. (formed by the merger of                               1,135,750       101,775     1.01
 Chevron Corp. and Texaco Inc.)
Exxon Mobil Corp.                                                          1,500,000        58,950      .59
Pennzoil-Quaker State Co.                                                  3,225,000        46,601      .47
Phillips Petroleum Co.                                                     1,850,000       111,481     1.11
Royal Dutch Petroleum Co. (New York registered)                              565,000        27,696
Shell Transport and Trading Co., PLC                                         825,000         5,662      .33
USX-Marathon Group                                                         1,029,000        30,870      .31
Valero Energy Corp.                                                        1,300,000        49,556      .49
                                                                                           480,975     4.79

PHARMACEUTICALS  -  3.97%
AstraZeneca PLC (ADR)                                                        575,000        26,795      .27
Eli Lilly and Co.                                                            432,200        33,945      .34
Johnson & Johnson                                                          1,200,000        70,920      .71
Merck & Co., Inc.                                                          1,475,000        86,730      .86
Pfizer Inc                                                                   950,000        37,857      .38
Pharmacia Corp.                                                            1,610,250        68,677      .68
Schering-Plough Corp.                                                      2,050,000        73,410      .73
                                                                                           398,334     3.97

AEROSPACE & DEFENSE  -  3.90%
Boeing Co.                                                                 1,000,000        38,780      .39
Honeywell International Inc.                                               4,400,000       148,808     1.48
Lockheed Martin Corp.                                                      1,243,400        58,029      .58
Northrop Grumman Corp.                                                       500,000        50,405      .50
Raytheon Co.                                                               2,150,000        69,810      .69
United Technologies Corp.                                                    400,000        25,852      .26
                                                                                           391,684     3.90

BANKS  -  3.66%
Bank of America Corp.                                                      1,170,000        73,651      .73
BANK ONE CORP.                                                               625,000        24,406      .24
Comerica Inc.                                                              1,250,000        71,625      .71
FleetBoston Financial Corp.                                                1,350,000        49,275      .49
National City Corp.                                                        1,900,000        55,556      .56
Wachovia Corp.                                                               600,000        18,816      .19
Washington Mutual, Inc.                                                    2,250,000        73,575      .74
                                                                                           366,904     3.66

RETAILING  -  3.57%
Albertson's, Inc.                                                          1,500,000        47,235      .47
Gap, Inc.                                                                  1,600,000        22,304      .22
J.C. Penney Co., Inc.                                                      1,300,000        34,970      .35
Kohl's Corp.  /1/                                                            500,000        35,220      .35
Lowe's Companies, Inc.                                                       600,000        27,846      .28
May Department Stores Co.                                                  2,350,000        86,903      .87
TJX Companies, Inc.                                                        1,200,000        47,832      .48
Walgreen Co.                                                               1,650,000        55,539      .55
                                                                                           357,849     3.57

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.27%
ALLTEL Corp.                                                               1,250,000        77,162      .77
AT&T Corp.                                                                 8,375,000       151,922     1.51
CenturyTel, Inc.                                                             572,900        18,791      .19
Hellenic Telecommunications Organization SA                                2,000,000        32,581      .33
Verizon Communications Inc.                                                1,000,000        47,460      .47
                                                                                           327,916     3.27

ELECTRIC UTILITIES  -  2.63%
Constellation Energy Group, Inc.                                           2,400,000        63,720      .64
Exelon Corp.                                                                 950,000        45,486      .45
FPL Group, Inc.                                                              800,000        45,120      .45
PG&E Corp. /1/                                                             3,250,000        62,530      .62
TXU Corp.                                                                  1,000,000        47,150      .47
                                                                                           264,006     2.63

FOOD, BEVERAGE & TOBACCO  -  2.53%
H.J. Heinz Co.                                                             2,075,000        85,324      .85
Philip Morris Companies Inc.                                               2,450,000       112,333     1.12
Sara Lee Corp.                                                             1,100,000        24,453      .24
Unilever NV (New York registered)                                            550,000        31,686      .32
                                                                                           253,796     2.53

INSURANCE  -  2.40%
Allstate Corp.                                                             3,400,000       114,580     1.14
American International Group, Inc.                                           339,500        26,956      .27
Aon Corp.                                                                  1,500,000        53,280      .53
Royal & Sun Alliance Insurance Group PLC                                   8,000,000        45,920      .46
                                                                                           240,736     2.40

DIVERSIFIED FINANCIALS  -  2.15%
American Express Co.                                                       1,400,000        49,966      .50
Freddie Mac                                                                  250,000        16,350      .16
Household International, Inc.                                                665,000        38,530      .38
J.P. Morgan Chase & Co.                                                    3,050,000       110,868     1.11
                                                                                           215,714     2.15

PAPER & FOREST PRODUCTS  -  2.02%
International Paper Co.                                                    1,300,000        52,455      .52
Mead Corp.                                                                 1,500,000        46,335      .46
Potlatch Corp.                                                               800,000        23,456      .24
Westvaco Corp.                                                               750,000        21,338      .21
Weyerhaeuser Co.                                                           1,100,000        59,488      .59
                                                                                           203,072     2.02

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.57%
Becton, Dickinson and Co.                                                  1,500,000        49,725      .49
Guidant Corp.  /1/                                                         2,168,100       107,971     1.08
                                                                                           157,696     1.57

COMMUNICATIONS EQUIPMENT  -  1.51%
Cisco Systems, Inc.  /1/                                                   1,982,900        35,910      .36
Corning Inc.                                                               5,200,000        46,384      .46
Motorola, Inc.                                                             2,000,000        30,040      .30
Nokia Corp., Class A (ADR)                                                 1,600,000        39,248      .39
                                                                                           151,582     1.51

HOTELS, RESTAURANTS & LEISURE  -  1.50%
Carnival Corp.                                                             2,526,200        70,936      .71
McDonald's Corp.                                                           3,000,000        79,410      .79
                                                                                           150,346     1.50

ENERGY EQUIPMENT & SERVICES  -  1.45%
Schlumberger Ltd.                                                          2,650,000       145,618     1.45


SOFTWARE  -  1.28%
BMC Software, Inc.  /1/                                                    3,300,000        54,021      .54
Microsoft Corp. /1/                                                        1,125,000        74,531      .74
                                                                                           128,552     1.28

CHEMICALS  -  1.26%
Crompton Corp.                                                             4,200,000        37,800      .38
Dow Chemical Co.                                                           1,452,500        49,065      .49
Millennium Chemicals Inc.                                                  3,150,000        39,690      .39
                                                                                           126,555     1.26

HOUSEHOLD DURABLES  -  1.26%
Leggett & Platt, Inc.                                                      2,000,000        46,000      .46
Newell Rubbermaid Inc.                                                     1,250,000        34,463      .34
Stanley Works                                                                980,000        45,639      .46
                                                                                           126,102     1.26

MACHINERY  -  1.25%
Caterpillar Inc.                                                             800,000        41,800      .42
Deere & Co.                                                                1,300,000        56,758      .57
Pall Corp.                                                                 1,100,000        26,466      .26
                                                                                           125,024     1.25

MEDIA  -  1.25%
Gannett Co., Inc.                                                            800,000        53,784      .54
Interpublic Group of Companies, Inc.                                       1,400,000        41,356      .41
Vivendi Universal (ADR)                                                      550,000        29,585      .30
                                                                                           124,725     1.25

AUTOMOBILES  -  1.21%
General Motors Corp.                                                       2,500,000       121,500     1.21


REAL ESTATE  -  1.01%
Apartment Investment and Management Co.,                                     550,000        25,152      .25
 Class A
Equity Office Properties Trust                                             1,400,000        42,112      .42
Equity Residential Properties Trust                                        1,200,000        34,452      .34
                                                                                           101,716     1.01

RAILROADS  -  0.98%
Burlington Northern Santa Fe Corp.                                         1,600,000        45,648      .46
CSX Corp.                                                                  1,500,000        52,575      .52
                                                                                            98,223      .98

COMPUTERS & PERIPHERALS  -  0.97%
Dell Computer Corp.  /1/                                                   1,250,000        33,975      .34
EMC Corp.  /1/                                                             2,000,000        26,880      .27
International Business Machines Corp.                                        300,000        36,288      .36
                                                                                            97,143      .97

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.95%
Intel Corp.                                                                1,550,000        48,748      .49
Texas Instruments Inc.                                                     1,650,000        46,200      .46
                                                                                            94,948      .95

INTERNET & CATALOG RETAIL  -  0.90%
eBay Inc.  /1/                                                             1,355,000        90,650      .90


OFFICE ELECTRONICS  -  0.79%
IKON Office Solutions, Inc.                                                6,750,000        78,908      .79


TRADING COMPANIES & DISTRIBUTORS  -  0.77%
Genuine Parts Co.                                                          2,100,000        77,070      .77


AUTO COMPONENTS  -  0.75%
TRW Inc.                                                                   2,025,000        75,006      .75


HEALTH CARE PROVIDERS & SERVICES  -  0.67%
Aetna Inc.                                                                 2,050,000        67,630      .67


HOUSEHOLD & PERSONAL PRODUCTS  -  0.66%
Avon Products, Inc.                                                          785,000        36,503      .36
Kimberly-Clark Corp.                                                         500,000        29,900      .30
                                                                                            66,403      .66

COMMERCIAL SERVICES & SUPPLIES  -  0.52%
Pitney Bowes Inc.                                                            400,000        15,044      .15
ServiceMaster Co.                                                          2,675,000        36,915      .37
                                                                                            51,959      .52

ELECTRICAL EQUIPMENT  -  0.43%
Emerson Electric Co.                                                         750,000        42,825      .43


TEXTILES & APPAREL  -  0.28%
NIKE, Inc., Class B                                                          500,000        28,120      .28


MISCELLANEOUS  -  2.89%
Other common stocks in initial period                                                      290,083     2.89
 of acquisition


Total Common Stocks                                                                      6,119,370    61.00



                                                                          Principal
                                                                       Amount (000)
Convertible Securities                                                    or Shares

CONVERTIBLE SECURITIES - 1.45%
Analog Devices, Inc. 4.75% convertible                                       $ 2,200         2,100      .02
 subordinated notes 2005
Bell Atlantic Financial Services, Inc. 4.25%                                $ 10,000         9,975      .10
 convertible debentures 2005 /3/
Corning Inc. 0% convertible debentures 2015                                 $ 58,081        30,347      .30
NB Capital Corp. 8.35% exchangeable                                  300,000 shares          7,800      .08
 depositary shares
ProLogis Trust, Series D, 7.92% preferred                             480,000               11,434      .11
Solectron Corp. 0% convertible notes 2019 /5/                               $ 60,000        30,514
Solectron Corp. 0% LYON convertible notes 2020                              $ 52,100        22,142
Solectron Corp. 0% LYON convertible notes 2020                              $ 40,000        21,252      .74
Swire Pacific Capital Ltd. 8.84% cumulative                          370,000 shares          8,880      .09
 guaranteed perpetual capital securities /3/
Union Pacific Capital Trust 6.25% TIDES                                30,000                1,429      .01
 convertible preferred 2028  /3/
Total Convertible Securities                                                               145,873     1.45

Total Common Stocks & Convertible Securities:                                            6,265,243    62.45
 (cost: $5,604,210,000)


                                                                          Principal
                                                                             Amount
Corporate Bonds & Notes                                                       (000)

BANKS & THRIFTS  -  1.82%
AB Spintab 7.50% (undated) /2/ /3/                                            $2,600         2,697      .03
Abbey National PLC: /2/
  6.70% (undated)                                                             $5,000         4,924
  7.35% (undated)                                                             $4,500         4,658      .10
Ahmanson Capital Trust I Capital Securities,                                  $4,000         3,995
 Series A, 8.36% 2026 /3/
Great Western Financial Trust II, Series A,                                   $2,645         2,571
 8.206% 2027
Washington Mutual Finance, 8.25% 2005                                         $4,000         4,381
Washington Mutual Bank, FA 6.875% 2011                                       $10,000        10,279      .21
Allfirst Preferred Capital Trust 3.93%                                        $5,000         4,766      .05
 2029 /2/
Bank of Nova Scotia 3.625% Eurodollar Note                                    $4,000         3,079      .03
 (undated) /2/
Bank of Scotland 7.00% (undated) /2/ /3/                                      $4,225         4,266
National Westminster Bank PLC 7.75%                                           $7,000         7,474      .12
 (undated) /2/
Banque Nationale de Paris 2.535% (undated) /2/                                $3,000         2,933      .03
Barclays Bank PLC 7.375% (undated)  /2/ /3/                                   $6,300         6,534      .06
BCI U.S. Funding Trust I 8.01% noncumulative                                  $4,000         4,106      .04
 preferred (undated)  /2/ /3/
BNP Paribas Capital Trust 9.003% noncumulative                                $6,000         6,768
 trust preferred (undated) /3/
BNP U.S. Funding LLC, Series A, 7.738%                                       $12,000        12,663      .19
 noncumulative preferred (undated)  /2/ /3/
Canadian Imperial Bank of Commerce 3.625%                                 $1,600,000         1,250      .01
 Eurodollar note (undated) /2/
Den Norske CreditBank 2.375% (undated) /2/                                     3,000         2,322      .02
Fuji JGB Investment LLC, Series A, 9.87%                                      12,425         9,822      .10
 noncumulative preferred (undated)  /2/ /3/
HSBC Capital Funding LP: /2/ /4/
 8.03% noncumulative preferred (undated)                                 Euro 5,000          4,936
 Series 1, 9.547% noncumulative step-up                                       $2,500         2,899
   perpetual preferred (undated) /3/
 Series 2, 10.176% noncumulative step-up                                      10,100        12,729      .21
   perpetual preferred (undated) /3/
Midland Bank 2.25% Eurodollar note                                             4,000         3,211      .03
 (undated) /2/
Regional Diversified Funding Ltd. 9.25%                                        6,500         6,809      .07
 2030 /3/
Royal Bank of Scotland Group PLC 7.648%                                       14,000        14,173      .14
 (undated) /2/
Skandinaviska Enskilda Banken 6.50%                                            7,500         7,665      .08
 (undated) /2/ /3/
SocGen Real Estate Co. LLC, Series A,                                         25,500        26,281      .26
 7.64% (undated)  /2/ /3/
UBS Preferred Funding Trust 1 8.622% (undated)                                 3,750         4,180      .04
                                                                                           182,371     1.82

TELECOMMUNICATION SERVICES  -  1.79%
AT&T Corp.: /3/
  7.30% 2011                                                                   5,000         5,138
  8.00% 2031                                                                  20,000        20,922      .26
AT&T Wireless Services, Inc.:
 7.875% 2011                                                                   5,000         5,330
 8.75% 2031                                                                    5,000         5,686      .11
British Telecommunications PLC 8.375% 2010 /2/                                13,050        14,418      .14
CenturyTel, Inc., Series H, 8.375% 2010                                        6,500         6,876      .07
Cingular Wireless 5.625% 2006 /3/                                              6,000         6,056      .06
France Telecom: /2/ /3/
 8.00% 2011                                                                    5,500         5,890
 8.75% 2031                                                                    2,250         2,564      .08
Koninklijke KPN NV 8.00% 2010                                                  5,500         5,554      .06
PCCW-HKT Capital Ltd. 7.75% 2011 /3/                                          17,250        17,245      .17
Qwest Capital Funding, Inc.:
 7.75% 2006                                                                   10,000        10,218
 7.90% 2010                                                                    8,750         8,913
 7.625% 2021 /3/                                                              18,000        17,212      .36
TCI Communications, Inc. 8.75% 2015                                            2,000         2,296      .02
TELUS Corp. 8.00% 2011                                                         5,000         5,273      .05
Verizon Pennsylvania Inc., Series A,                                          12,000        11,527      .12
 5.65% 2011
Verizon Wireless Capital LLC 5.375% 2006 /3/                                   7,250         7,225      .07
Vodafone AirTouch PLC 7.75% 2010                                               3,500         3,850      .04
Voicestream Wireless Corp., 10.375% 2009                                      11,100        12,676      .13
WCG Note Trust 8.25% 2004 /3/                                                  5,000         4,891      .05
                                                                                           179,760     1.79

UTILITIES  -  1.30%
AES Drax Holdings Ltd., Series A, 10.41%                                      13,000        11,668
 2020 /6/
AES Red Oak, LLC, Series B, 9.20% 2029 /6/                                     3,000         2,925      .15
American Electric Power Co., Inc., Series A,                                   3,500         3,459      .03
 6.125% 2006
Commonwealth Edison Co. 6.95% 2018                                             4,000         3,876
Exelon Corp. 6.75% 2011                                                        5,125         5,203
Exelon Generation Co., LLC 6.95% 2011 /3/                                      3,000         3,047      .12
Edison Mission Energy:
 7.73% 2009                                                                    7,500         6,975
 9.875% 2011                                                                   2,080         2,167
Homer City Funding LLC  8.734% 2026                                            2,500         2,302
Midwest Generation, LLC, Series B, 8.56%                                       5,000         4,718      .16
 2016 /6/
El Paso Corp. 7.80% 2031                                                      10,000        10,121
Gemstone Investor Ltd. 7.71% 2004 /3/                                         15,100        14,687      .25
FirstEnergy Corp., Series C, 7.375% 2031                                       7,500         7,323      .07
Florida Gas Transmission Co. 7.625% 2010 /3/                                   1,750         1,665      .02
Israel Electric Corp. Ltd.: /3/
 7.75% 2009                                                                    7,500         7,772
 7.75% 2027                                                                    7,500         6,824      .15
NiSource Finance Corp.:
 7.625% 2005                                                                   6,000         6,275
 7.875% 2010                                                                   4,000         4,137      .10
TXU Corp., Series J, 6.375% 2006                                              10,000        10,082      .10
Williams Companies, Inc. 7.125% 2011                                          15,000        14,837      .15
                                                                                           130,063     1.30

MEDIA  -  1.07%
A.H. Belo Corp. 7.75% 2027                                                     4,500         3,951
Belo Corp. 8.00% 2008                                                          1,500         1,534      .06
AOL Time Warner Inc. 7.625% 2031                                               5,000         5,291      .05
Chancellor Media Corp. of Los Angeles                                          3,500         3,640
 8.00% 2008
Clear Channel Communications, Inc. 6.00% 2006                                  2,550         2,510      .06
Comcast Cable Communications, Inc. 8.375% 2007                                 4,750         5,270      .05
Cox Radio, Inc. 6.625% 2006                                                    8,500         8,603      .09
Fox/Liberty Networks, LLC, FLN Finance,                                       17,750        18,460      .18
 Inc. 8.875% 2007
Hearst-Argyle Television, Inc. 7.00% 2018                                      3,550         2,982      .03
Liberty Media Corp.:
 7.75% 2009                                                                    7,000         7,042
 7.875% 2009                                                                   3,000         3,040
 8.25% 2030                                                                    2,650         2,505      .13
News America Holdings Inc. 7.75% 2045                                         15,000        14,413
News America Inc. 7.25% 2018                                                   5,000         4,803      .19
Time Warner Inc. 6.85% 2026                                                    4,825         4,965      .05
Univision Communications Inc. 7.85% 2011                                       8,250         8,354      .08
Viacom Inc. 6.625% 2011                                                       10,000        10,184      .10
                                                                                           107,547     1.07

AUTOMOBILES & COMPONENTS  -  1.05%
Ford Motor Co. 7.45% 2031                                                      5,800         5,322
Ford Motor Credit Co.:
 6.875% 2006                                                                  20,000        19,993
 7.25% 2011                                                                   10,000         9,748
 7.375% 2011                                                                   3,500         3,454      .38
General Motors Acceptance Corp.:
 6.125% 2006                                                                   5,000         4,948
 7.75% 2010                                                                    3,500         3,603
 6.875% 2011                                                                  30,000        29,342
 8.00% 2031                                                                    9,500         9,611
General Motors Corp. 8.80% 2021                                                5,000         5,300
General Motors Nova Scotia Finance Co.                                         5,000         4,976      .58
 6.85% 2008
TRW Inc.:
 7.125% 2009                                                                   5,000         4,847
 7.75% 2029                                                                    4,315         4,057      .09
                                                                                           105,201     1.05

MATERIALS  -  0.89%
BHP Finance Ltd. 6.75% 2013                                                   10,000        10,128      .10
Bowater Canada Finance Corp. 7.95% 2011 /3/                                   13,700        13,801      .14
Equistar Chemicals, LP 8.50% 2004                                              2,500         2,490      .02
Fort James Corp. 6.875% 2007                                                   8,000         7,561
Georgia-Pacific Corp.:
 8.125% 2011                                                                  16,575        16,240
 8.875% 2031                                                                   5,000         4,947      .29
Inco Ltd. 9.60% 2022                                                           5,000         5,227      .05
International Paper Co. 6.75% 2011                                            20,250        20,392      .20
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 /6/                                                     5,054         5,062
 Class A-3, 7.71% 2028                                                         5,000         3,500      .09
                                                                                            89,348      .89

INSURANCE  -  0.72%
AIG SunAmerica Global Financing VII                                            7,750         7,808      .08
 5.85% 2008 /3/
Allstate Corp. 6.75% 2018                                                      8,350         8,167      .08
The Equitable Life Assurance Society of the                                    1,750         1,839      .02
 United States 6.95% 2005 /3/
ING Capital Funding Trust III 8.439%                                          13,000        14,212
 (undated) /2/
ReliaStar Financial Corp. 8.00% 2006                                           9,250        10,183      .24
Lindsey Morden Group Inc., Series B, 7.00%                                 C$ 5,520          2,253      .02
 2008 /3/ /5/
Provident Companies, Inc. 7.00% 2018                                        $ 9,500          8,989      .09
Prudential Holdings, LLC, Series C, 8.695%                                   18,000         18,779      .19
 2023 /3/ /6/
                                                                                            72,230      .72

TECHNOLOGY HARDWARE & EQUIPMENT  -  0.65%
Compaq Computer Corp. 6.20% 2003                                              24,100        24,252      .24
Motorola, Inc.:
 8.00% 2011 /3/                                                               33,000        33,131
 5.22% 2097                                                                    3,500         2,205      .35
Nortel Networks Ltd. 6.125% 2006                                               6,500         5,200      .06
                                                                                            64,788      .65

HEALTH CARE EQUIPMENT & SERVICES  -  0.43%
Aetna Inc.:
 7.375% 2006                                                                  17,000        17,083
 7.875% 2011                                                                  22,125        21,746      .39
Humana Inc. 7.25% 2006                                                         4,500         4,529      .04
                                                                                            43,358      .43

RETAILING  -  0.37%
Federated Department Stores, Inc. 6.625% 2011                                  5,250         5,159      .05
Gap, Inc. 8.80% 2008 /3/                                                       4,500         3,942      .04
J.C. Penney Co., Inc.:
 7.05% 2005                                                                    4,500         4,410
 7.60% 2007                                                                    3,200         3,136
 7.65% 2016                                                                    1,195         1,046
 7.95% 2017                                                                   11,000         9,735
 8.25% 2022 /6/                                                                3,000         2,595
 7.125% 2023                                                                   1,875         1,538      .22
Toys "R" Us, Inc. 7.625% 2011 /3/                                              5,450         5,326      .06
                                                                                            36,887      .37

OTHER INDUSTRIES  -  1.52%
BAE SYSTEMS, Series 2001, Class G, MBIA                                        7,905         8,122      .08
 Insured, 6.664% 2013 /3/ /6/
Capital One Bank:
 8.25% 2005                                                                   12,000        12,256
 6.875% 2006                                                                   2,750         2,678      .15
Cendant Corp. 7.75% 2003                                                       8,650         8,792      .09
Deere & Co. 8.95% 2019                                                         7,330         8,094      .08
Delhaize America Inc.:
 8.125% 2011                                                                   8,500         9,325
 9.00% 2031                                                                    5,000         5,993      .15
EOP Operating LP:
 8.10% 2010                                                                    3,750         4,063
 7.25% 2018                                                                    2,000         1,895      .06
Hasbro, Inc.:
 7.95% 2003                                                                    3,000         3,060
 8.50% 2006                                                                    5,000         5,100      .08
Household Finance Corp. 6.75% 2011                                            10,000         9,951      .10
Hutchison Whampoa International Ltd.                                           3,500         3,569      .04
 7.00% 2011 /3/
Lilly Del Mar Inc. 3.41% 2029  /2/ /3/                                         8,000         8,013      .08
MGM Mirage Inc. 8.50% 2010                                                     9,350         9,297
Mirage Resorts, Inc. 6.75% 2008                                                3,000         2,804      .12
OXYMAR 7.50% 2016 /3/                                                          6,000         4,907      .05
ProLogis Trust 7.05% 2006                                                      4,000         4,134      .04
Royal Caribbean Cruises Ltd. 7.00% 2007                                        7,000         5,565      .06
United Air Lines, Inc. 10.67% 2004                                             5,000         3,650      .04
VF Corp. 8.50% 2010                                                           13,750        15,105      .15
Waste Management, Inc. 7.375% 2010                                             3,500         3,598
WMX Technologies, Inc. 7.10% 2026                                             11,000        11,498      .15
                                                                                           151,469     1.52

PRIVATE ISSUE MORTGAGE-BACKED
 OBLIGATIONS  -  1.90% /6/
Bear Stearns Commercial Mortgage
 Securities Inc.:
 Series 2000-WF2, Class A-2, 7.32% 2032                                        2,000         2,133
 Series 2001-TOP2, Class A-2, 6.48% 2035                                       6,000         6,123      .08
Chase Commercial Mortgage Securities Corp.:
 Series 1998-2, Class A-2, 6.39% 2030                                         28,150        28,913
 Series 1998-2, Class E, 6.39% 2030                                            2,500         2,391
 Series 1999-1, Class C, 7.625% 2031                                           3,000         3,194      .34
CS First Boston Mortgage Securities Corp.,                                     8,375         8,639      .09
 Series 1998-C1, Class A-1B, 6.48% 2040
DLJ Commercial Mortgage Corp., Series                                          3,750         3,863      .04
 1999-CG1, Class A-1B, 6.46% 2032
DLJ Mortgage Acceptance Corp.: /3/
 Series 1996-CF2, Class A-1, 7.29% 2021                                        6,000         6,389
 Series 1995-CF2, Class A-1B, 6.85% 2027                                       5,825         5,982      .12
Fannie Mae Trust, Series 2001-50, Class BA,                                    4,911         5,037      .05
 7.00% 2041
GGP Mall Properties Trust, Series 2001-C1A,                                    7,493         7,251      .07
 Class A2, 5.007% 2011 /3/
GS Mortgage Securities Corp. II, Series                                       10,000         9,611      .10
 1998-C1, Class D, 7.242% 2030 /2/
J.P. Morgan Chase Commercial Mortgage                                          7,010         7,021      .07
 Securities Corp., Series 2001-CIBC1,
 Class A2, 6.001% 2033
J.P. Morgan Commercial Mortgage Finance Corp.,                                 1,372         1,432      .01
 Series 1996-C3, Class A-1, 7.33% 2028
L.A. Arena Funding, LLC, Series 1, Class A,                                    6,411         6,434      .06
 7.656% 2026 /3/
LB Commerical Mortgage Trust, Series 1998-C1,                                  7,400         7,629      .08
 Class A-3, 6.48% 2030
LB-UBS Commercial Mortgage Trust, Series                                       3,750         4,167      .04
 2000-C3, Class A-2, 7.95% 2010
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.051% 2025 /2/                                   12,897        13,151
 Series 1999-C1, Class A-2, 7.56% 2031                                         6,750         7,296      .20
Morgan Stanley Capital I, Inc.:
 Series 1997-HF1, Class B, 7.33% 2007 /3/                                      8,656         9,240
 Series 1999-FNV1, Class A-2, 6.53% 2031                                      10,000        10,339      .20
Morgan Stanley Dean Witter Capital I Trust,                                    9,000         9,086      .09
 Series 2001-TOP5, Class A-3, 6.16% 2035
Nomura Asset Securities Corp., Series 1998-D6,                                10,319        10,736      .11
 Class A-A1, 6.28% 2030
PNC Mortgage Securities Corp., Series 1998-10,                                 5,781         5,621      .06
 Class 1-B1, 6.50% 2028 /3/
Residential Funding Mortgage Securities I,                                     1,581         1,640      .02
 Inc., Series 2001-S1, Class A-1, 7.00% 2016
Structured Asset Securities Corp., Series                                      6,628         7,127      .07
 1998-RF2, Class A, 8.527% 2027 /2/ /3/
                                                                                           190,445     1.90

ASSET-BACKED OBLIGATIONS  -  1.80%
Airplanes Pass Through Trust: /6/
 Class B, 2.646% 2019 /2/                                                      3,895         3,116
 Class 1-C, 8.15% 2019 /5/                                                     7,090         4,254      .07
America West Airlines, Inc., Series 2000-1,                                    4,262         4,320      .04
 Class G, AMBAC Insured, 8.057% 2020 /6/
American Airlines Inc.: /3/
 Series 2001-2, Class A-2, 7.858% 2011                                         3,000         2,994
 Series 2001-1, Class A-1, 6.977% 2021 /6/                                     9,329         8,826      .12
Atlas Air, Inc., Series 1998-1, Class A,                                       2,725         2,489      .02
 7.38% 2019 /6/
Conseco Finance Home Equity Loan Trust,                                        8,750         8,895
 Series 2001-C, Class A-3, 5.39% 2025 /6/
Conseco Finance Manufactured Housing Contract                                  4,625         4,675      .14
 Trust, Series 2001-3, Class A-2,
 5.16% 2033 /6/
Continental Airlines, Inc.:
 Series 1998-3, Class C-2, 7.25% 2005                                          3,000         2,220
 Series 1998-3, Class A-2, 6.32% 2008 /6/                                      5,000         4,559
 Series 2000-2, Class C, 8.312% 2011 /6/                                       7,769         5,905
 Series 1996-2, Class B, 8.56% 2014 /6/                                        1,642         1,514
 Series 1997-4, Class A, 6.90% 2018 /6/                                        2,269         2,012
 Series 1999-1, Class B, 6.795% 2020 /6/                                       6,940         5,744
 Series 2000-1, Class A-1, 8.048% 2020 /6/                                     9,848         9,340      .31
Delta Air Lines, Inc.: /6/
 Series 1992-A2, 9.20% 2014                                                    1,500         1,210
 Series 1993-A2, 10.50% 2016                                                   5,000         3,925      .05
GRCT Consumer Loan Trust, Series 2001-1A,                                      5,250         5,366      .05
 Class 2BRV, 6.251% 2020 /3/ /6/
Grupo Financiero Banamex Accival,                                                719           660      .01
 SA de CV 0% 2002 /3/ /6/
H. S. Receivables Corp., Series 1999-1,                                        4,219         4,374      .04
 Class A, 8.13% 2006 /3/ /6/
Jet Equipment Trust: /3/ /6/
 Series 1995-B, Class B, 7.83% 2015                                            6,714         5,036
 Series 1995-A, Class B, 8.64% 2015                                            4,126         3,300      .08
MBNA Master Credit Card Trust, Series 1998-E,                                  2,500         2,532      .03
 Class C, 6.60% 2010 /3/ /6/
MMCA Auto Owner Trust, Series 2001-2, Class B,                                 5,000         5,118      .05
 5.75% 2007 /6/
Northwest Airlines, Inc., Series 1999-3,                                      10,038        10,294      .10
 Class G, 7.935% 2020 /6/
Pegasus Aviation Lease Securitization,                                         5,500         4,646      .05
 Series 2000-1, Class A-2, 8.37% 2030 /3/ /6/
PF Export Receivables Master Trust, Series                                     5,250         5,293      .05
 2001-B, MBIA Insured, 6.60% 2011 /3/ /6/
PP&L Transition Bond Co. LLC, Series 1999-1,                                   7,000         7,552      .08
 Class A-7, 7.05% 2009 /6/
Providian Master Trust, Series 2000-1,                                         6,000         5,660      .06
 Class C, 3.046% 2009 /2/ /3/ /6/
Puerto Rico Public Financing Corp., Series                                     9,017         9,017      .09
 1999-1, Class A, AMBAC Insured, 6.15% 2008 /6/
Residential Funding Mortgage Securities II,
 Inc.: /6/
 Series 2001-H13, Class A-I-4, AMBAC Insured,                                  4,000         4,081
 6.09% 2015
 Series 2001-HS2, Class A-4, AMBAC Insured,                                    5,750         5,875      .10
 6.43% 2016
Team Fleet Financing Corp., Series 2001-3A,                                    5,250         5,247      .05
 Class A, 2.83% 2005 /2/ /3/ /6/
Tobacco Settlement Financing Corp., Series                                     5,250         5,125      .05
 2001A, 6.36% 2025 /6/
United Air Lines, Inc.:
 Series 2000-1, Class A-2, 7.73% 2010                                          3,850         3,330
 Series 1995-A2, 9.56% 2018 /6/                                                4,000         3,170      .07
US Airways, Inc.: /6/
 Series 2000-3G, 7.89% 2020                                                    7,582         7,604
 Series 2001-1G, 7.076% 2021                                                   1,747         1,752      .09
                                                                                           181,030     1.80

Total Corporate Bonds & Notes                                                            1,534,497    15.31


U.S. Treasury & Agency Obligations

U.S. TREASURY NOTES & BONDS  -  8.33%
 14.25% February 2002                                                          2,000         2,029
 3.625% July 2002  /7/                                                       110,967       112,025
 5.875% November 2004                                                         50,000        52,922
 6.75% May 2005                                                              100,000       108,719
 5.625% February 2006                                                        100,000       105,359
 6.875% May 2006                                                              30,000        33,000
 3.375% January 2007  /7/                                                     40,662        40,783
 3.625% January 2008  /7/                                                    110,006       111,226
 4.75% November 2008                                                          20,000        19,912
 10.375% November 2009                                                        15,000        17,613
 10.00% May 2010                                                               4,500         5,316
 3.50% January 2011  /7/                                                      25,828        25,460
 5.00% February 2011                                                          39,000        38,854
 10.375% November 2012                                                        10,000        12,813
 11.250% February 2015                                                         8,000        12,274
 7.25% May 2016                                                               17,000        19,654
 8.875% August 2017                                                           20,000        26,569
 7.875% February 2021                                                         10,000        12,439
 6.25% August 2023                                                            45,000        47,609
 6.00% February 2026                                                          20,000        20,578
 6.125% November 2027                                                         10,000        10,483
                                                                                           835,637     8.33

FEDERAL AGENCY: MORTGAGE PASS-THROUGH
 OBLIGATIONS  -  4.48% /6/
Fannie Mae 5.50%-9.00% 2008-2031                                             155,516       157,529     1.57
Freddie Mac 6.00%-10.00% 2008-2032                                            20,708        20,881      .21
Government National Mortgage Association                                     262,310       271,080     2.70
 6.00%-10.00% 2009-2031
                                                                                           449,490     4.48

FEDERAL AGENCY: NON-PASS-THROUGH
 OBLIGATIONS  -  0.91%
 Fannie Mae 6.75%-7.25% 2028-2030                                             24,500        26,686      .27
Federal Home Loan Bank Bonds 4.875% 2004                                      28,750        29,532      .29
Freddie Mac:
 5.75% 2010                                                              Euro 3,000          2,770
 6.75% 2031                                                                 $ 30,500        32,344      .35
                                                                                            91,332      .91

FEDERAL AGENCY: COLLATERALIZED MORTGAGE
 OBLIGATIONS  -  0.11% /6/
Fannie Mae Grantor Trust, Series 2001-T10,                                     4,892         5,067
 Class A-1, 7.00% 2041
Fannie Mae: /2/
 Series 2001-4, Class NA, 11.683% 2025                                         3,188         3,667
 Series 2001-20, Class D, 10.964% 2031                                           621           706      .09
Freddie Mac, Series 2310, Class B, 9.806%                                      1,805         1,967      .02
 2015 /2/
                                                                                            11,407      .11

Total U.S. Treasury & Agency Obligations                                                 1,387,866    13.83


Other Obligations
MISCELLANEOUS  -  0.05%
Other obligations in initial period of                                         5,000         5,441      .05
 acquisition


Total Bonds & Notes (cost: $2,921,662,000)                                               2,927,804    29.19





Short-Term Securities

Corporate Short-Term Notes  -  5.67%
American Express Credit Corp. 2.02%                                           25,000        24,980      .25
 due 1/14/2002
Bank of America Corp. 1.75%-1.76% due                                         87,000        86,894      .86
 1/22-1/30/2002
BellSouth Corp. 2.00%-2.20% due                                               40,000        39,918      .40
 1/18-2/8/2002 /3/
Ciesco LP 1.85% due 2/7/2002                                                  27,000        26,947      .27
Coca-Cola Co. 1.74%-1.89% due 1/18-2/22/2002                                  38,800        38,740      .38
Equilon Enterprises LLC 1.75% due 1/8/2002                                     6,400         6,398      .06
General Electric Capital Corp. 1.82% due                                      12,900        12,899
 1/2/2002
General Electric Capital Services, Inc.                                       40,000        39,935      .53
 1.82% due 2/1/2002
Household Finance Corp. 2.07% due 1/10/2002                                   25,000        24,986      .25
Merck & Co., Inc. 1.82% due 3/8/2002                                          25,000        24,918      .25
Park Avenue Receivables Corp. 1.80%-2.32%                                    100,000        99,930      .99
 due 1/8-1/29/2002 /3/
Pfizer Inc 1.80%-2.00% due 1/25-1/31/2002 /3/                                 40,000        39,944      .40
SBC Communications Inc. 2.00% due 3/8/2002 /3/                                16,000        15,947      .16
Verizon Network Funding Corp. 1.76%-2.34%                                     45,000        44,958      .45
 due 1/11-1/24/2002
Wells Fargo & Co. 1.79% due 3/22/2002                                         42,000        41,832      .42
                                                                                           569,226     5.67

Federal Agency Discount Notes  -  2.35%
Federal Home Loan Banks 1.66%-2.33% due                                      101,000       100,506     1.00
 1/11-6/13/2002
Freddie Mac 1.72%-2.30% due 1/3-4/25/2002                                     86,000        85,759      .85
International Bank for Reconstruction and                                     50,000        49,848      .50
 Development 1.75% due 3/4/2002
                                                                                           236,113     2.35

U.S. Treasuries  -  0.16%
U.S. Treasury Bills 1.715%-2.05% due                                          16,000        15,930      .16
 3/14-4/4/2002


Total Short-Term Securities (cost: $821,171,000)                                           821,269     8.18
Total Investment Securities (cost: $9,347,043,000)                                      10,014,316    99.82
Excess of cash and receivables over payables                                                18,029      .18

NET ASSETS                                                                             $10,032,345  100.00%

/1/ Non-income-producing security.
/2/ Coupon rate may change periodically.
/3/ Purchased in a private placement transaction;
 resale may be limited to qualified
 institutional buyers; resale to the public may require registration.
/4/ Step bond; coupon rate will increase at a
 later date.
/5/ Valued under procedures established by the
 Board of Directors.
/6/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
 Therefore, the effective maturities
 are shorter than the stated maturities.
/7/ Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since June 30, 2001

American Express
American International Group
BMC Software
Boeing
Comerica
eBay
Eli Lilly
EMC
Emerson Electric
Equity Office Properties Trust
Exelon
Exxon Mobil
Guidant
Hellenic Telecommunications
Honeywell International
Kohl's
Leggett & Platt
Northrop Grumman
Schlumberger
Unilever
United Technologies
Valero Energy


Equity securities eliminated from the portfolio since June 30, 2001

American General
Bristol-Myers Squibb
Consolidated Edison
Fannie Mae
First Union
General Mills
Hewlett Packard
Knight-Ridder
New York Times
Qwest Communications
Spieker Properties
Suzuki Motors
Tosco
Ultramar Diamond Shamrock
Xilinx


AMERICAN BALANCED FUND
Financial statements

Statement of assets and liabilities
at December 31, 2001                                                        (dollars in  thousands)

Assets:
 Investment securities at market
  (cost: $9,347,043)                                                                         $10,014,316
 Cash                                                                                             13,804
 Receivables for -
  Sales of investments                                                           $6,473
  Sales of fund's shares                                                         79,912
  Dividends and interest                                                         51,329          137,714
                                                                                              10,165,834
Liabilities:
 Payables for -
  Purchases of investments                                                      109,848
  Repurchases of fund's shares                                                   17,299
  Management services                                                             2,275
  Other expenses                                                                  4,067          133,489
Net assets at December 31, 2001                                                              $10,032,345

 Total authorized capital stock - 1,500,000,000
 shares, $.001 par value
 Class A shares:
  Net assets                                                                                  $8,914,749
  Shares outstanding                                                                         562,281,250
  Net asset value per share                                                                       $15.85
 Class B shares:
  Net assets                                                                                    $608,017
  Shares outstanding                                                                          38,438,510
  Net asset value per share                                                                       $15.82
 Class C shares:
  Net assets                                                                                    $406,049
  Shares outstanding                                                                          25,674,080
  Net asset value per share                                                                       $15.82
 Class F shares:
  Net assets                                                                                    $103,530
  Shares outstanding                                                                           6,530,740
  Net asset value per share                                                                       $15.85




Statement of operations
for the year ended December 31, 2001                                        (dollars in  thousands)
Investment income:
 Income:
  Dividends                                                                    $101,866
  Interest                                                                      199,941         $301,807

 Expenses:
  Management services fee                                                        21,598
  Distribution expenses - Class A                                                18,135
  Distribution expenses - Class B                                                 2,468
  Distribution expenses - Class C                                                 1,282
  Distribution expenses - Class F                                                    77
  Transfer agent fee - Class A                                                    8,771
  Transfer agent fee - Class B                                                      337
  Administrative services fees - Class C                                            303
  Administrative services fees - Class F                                             63
  Reports to shareholders                                                           253
  Registration statement and prospectus                                             651
  Postage, stationery and supplies                                                  943
  Directors' fees                                                                   116
  Auditing and legal fees                                                            63
  Custodian fee                                                                     183
  Other expenses                                                                     21           55,264
 Net investment income                                                                           246,543

Realized gain and unrealized
 appreciation on investments:
 Net realized gain                                                                               202,040
 Net unrealized appreciation
  on investments                                                                                 145,706
  Net realized gain and
   unrealized appreciation
   on investments                                                                                347,746
 Net increase in net assets resulting
  from operations                                                                               $594,289









Statement of changes in net assets                                          (dollars in  thousands)


                                                                             Year ended      December 31
                                                                                    2001             2000
Operations:
 Net investment income                                                         $246,543         $222,742
 Net realized gain on investments                                               202,040          283,175
 Net unrealized appreciation
  on investments                                                                145,706          326,358
  Net increase in net assets
   resulting from operations                                                    594,289          832,275

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                      (257,896)        (215,118)
  Class B                                                                        (7,403)            (390)
  Class C                                                                        (3,763)               -
  Class F                                                                        (1,181)               -
 Distributions from net realized gain on investments:
  Class A                                                                      (157,294)        (215,563)
  Class B                                                                        (9,333)          (1,181)
  Class C                                                                        (5,930)               -
  Class F                                                                        (1,515)               -
   Total dividends and distributions                                           (444,315)        (432,252)

Capital share transactions:
 Proceeds from shares sold                                                    4,776,747        1,236,617
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                             421,907          410,463
 Cost of shares repurchased                                                  (1,396,702)      (1,948,133)
  Net increase (decrease) in net assets resulting
   from capital share transactions                                            3,801,952         (301,053)
Total increase in net assets                                                  3,951,926           98,970

Net assets:
 Beginning of year                                                            6,080,419        5,981,449
 End of year (including
  undistributed
  net investment income: $18,477 and $42,452,
  respectively)                                                             $10,032,345       $6,080,419



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities for federal income tax reporting purposes was $9,347,205,000. Net unrealized appreciation on investments aggregated $667,111,000; $947,342,000 related to appreciated securities and $280,231,000 related to depreciated securities. For the year ended December 31, 2001, the fund realized tax basis net capital gains of $202,299,000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $21,598,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.42% per annum of the first $500 million of daily net assets decreasing to 0.25% of such assets in excess of $10.5 billion. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.28% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, aggregate distribution expenses were limited to $18,135,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class A shares. As of December 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $9,279,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, aggregate distribution expenses were $2,468,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended December 31, 2001, aggregate distribution expenses were $1,282,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended December 31, 2001, aggregate distribution expenses were $77,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $2,294,000.

AFD received $9,271,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $9,108,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of December 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,076,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended December 31, 2001, total fees under the agreement were $366,000. As of December 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $79,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $609,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,800,704,000 and $3,464,926,000, respectively, during the year ended December 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended December 31, 2001, the custodian fee of $183,000 includes $79,000 that was paid by these credits rather than in cash.

For the year ended December 31, 2001, the fund reclassified $275,000 from undistributed net investment income to undistributed net realized gains and $27,195,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of December 31, 2001, net assets consisted of the following:

Net Assets Table

                                                                 (dollars in thousands)
Capital paid in on shares of capital stock                                      $9,330,213
Undistributed net investment income                                                 18,477
Undistributed net realized gain                                                     16,379
Net unrealized appreciation                                                        667,276
Net assets                                                                     $10,032,345

Capital share transactions in the fund were as follows:

Capital Share Transactions
                                                                          Year ended        Year ended
                                                                        December 31,      December 31,
                                                                                 2001              2001
                                                                        Amount (000)            Shares
Class A Shares:
  Sold                                                                    $3,684,604       232,952,471
  Reinvestment of dividends and distributions                                394,293        25,072,817
  Repurchased                                                             (1,356,438)      (86,198,368)
   Net increase (decrease) in Class A                                      2,722,459       171,826,920
Class B Shares: /1/
  Sold                                                                       575,284        36,370,951
  Reinvestment of dividends and distributions                                 15,886         1,017,082
  Repurchased                                                                (22,362)       (1,431,243)
   Net increase in Class B                                                   568,808        35,956,790
Class C Shares: /2/
  Sold                                                                       408,760        25,796,890
  Reinvestment of dividends and distributions                                  9,226           591,888
  Repurchased                                                                (11,176)         (714,698)
   Net increase in Class C                                                   406,810        25,674,080
Class F Shares: /2/
  Sold                                                                       108,099         6,796,798
  Reinvestment of dividends and distributions                                  2,502           160,225
  Repurchased                                                                 (6,726)         (426,283)
   Net increase in Class F                                                   103,875         6,530,740
Total net increase (decrease) in fund                                     $3,801,952       239,988,530




                                                                          Year ended        Year ended
                                                                        December 31,      December 31,
                                                                                 2000              2000
                                                                        Amount (000)            Shares
Class A Shares:
  Sold                                                                    $1,200,243        82,263,334
  Reinvestment of dividends and distributions                                408,946        28,054,561
  Repurchased                                                             (1,947,161)     (134,793,441)
   Net increase (decrease) in Class A                                       (337,972)      (24,475,546)
Class B Shares: /1/
  Sold                                                                        36,374         2,443,624
  Reinvestment of dividends and distributions                                  1,517           102,771
  Repurchased                                                                   (972)          (64,675)
   Net increase in Class B                                                    36,919         2,481,720
Class C Shares: /2/
  Sold                                                                           -                 -
  Reinvestment of dividends and distributions                                    -                 -
  Repurchased                                                                    -                 -
   Net increase in Class C                                                       -                 -
Class F Shares: /2/
  Sold                                                                           -                 -
  Reinvestment of dividends and distributions                                    -                 -
  Repurchased                                                                    -                 -
   Net increase in Class F                                                       -                 -
Total net increase (decrease) in fund                                     $ (301,053)      (21,993,826)


/1/ Class B shares were not offered before
 March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

Per-share data and ratios

                                                                         Class A         Class A         Class A

                                                                      Year ended      Year ended      Year ended
                                                                    December 31,    December 31,    December 31,
                                                                             2001            2000            1999
Net asset value, beginning of year                                        $15.47          $14.42          $15.76

 Income from investment operations:
  Net investment income                                                  .51 /1/         .57 /1/             .56

  Net gains (losses) on securities (both                                 .73 /1/        1.62 /1/            (.04)
 realized and unrealized)

   Total from investment operations                                          .00             .00             .52

 Less distributions:
  Dividends (from net investment income)                                    (.56)           (.56)           (.56)

  Distributions (from capital gains)                                        (.30)           (.58)          (1.30)

   Total distributions                                                      (.86)          (1.14)          (1.86)

Net asset value, end of year                                              $14.61          $13.28          $14.42

Total return /2/                                                            8.19%          15.85%           3.47%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                    $8,915          $6,042          $5,981

 Ratio of expenses to average net assets                                     .68%            .69%            .66%

 Ratio of net income to average net assets                                  3.26%           3.93%           3.59%




                                                                         Class A         Class A

                                                                      Year ended      Year ended
                                                                    December 31,    December 31,
                                                                             1998            1997
Net asset value, beginning of year                                        $15.68          $14.55

 Income from investment operations:
  Net investment income                                                      .56             .58

  Net gains (losses) on securities (both                                    1.13            2.41
 realized and unrealized)

   Total from investment operations                                         1.69            2.99

 Less distributions:
  Dividends (from net investment income)                                    (.56)           (.56)

  Distributions (from capital gains)                                       (1.05)          (1.30)

   Total distributions                                                     (1.61)          (1.86)

Net asset value, end of year                                              $15.76          $15.68

Total return /2/                                                           11.13%          21.04%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                    $5,881          $5,036

 Ratio of expenses to average net assets                                     .63%            .65%

 Ratio of net income to average net assets                                  3.57%           3.74%



                                                                         Class B         Class B

                                                                      Year ended     March 15 to
                                                                    December 31,    December 31,
                                                                            2001        2000 /3/
Net asset value, beginning of period                                      $15.46          $13.65

 Income from investment operations: /1/
  Net investment income                                                      .39             .33

  Net gains on securities (both realized                                     .73            2.41
 and unrealized)

   Total from investment operations                                         1.12            2.74

 Less distributions:
  Dividends (from net investment income)                                    (.46)           (.35)

  Distributions (from capital gains)                                        (.30)           (.58)

   Total distributions                                                      (.76)           (.93)

Net asset value, end of period                                            $15.82          $15.46

Total return /2/                                                            7.34%          20.52%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                    $608             $38

 Ratio of expenses to average net assets                                    1.44%      1.44% /4/

 Ratio of net income to average net assets                                  2.46%      3.02% /4/




                                                                         Class C         Class F

                                                                     March 15 to     March 15 to
                                                                    December 31,    December 31,
                                                                        2001 /3/        2001 /3/
Net asset value, beginning of period                                      $15.47          $15.50

 Income from investment operations: /1/
  Net investment income                                                      .30             .40

  Net gains on securities (both realized                                     .63             .62
 and unrealized)

   Total from investment operations                                          .93            1.02

 Less distributions:
  Dividends (from net investment income)                                    (.32)           (.41)

  Distributions (from capital gains)                                        (.26)           (.26)

   Total distributions                                                      (.58)           (.67)

Net asset value, end of period                                            $15.82          $15.85

Total return /2/                                                            6.08%           6.64%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                    $406            $104

 Ratio of expenses to average net assets                               1.54% /4/         .75 /4/

 Ratio of net income to average net assets                             2.36% /4/       3.15% /4/



Supplemental data - all classes

                                                                      Year ended      Year ended      Year ended
                                                                    December 31,    December 31,    December 31,
                                                                             2001            2000            1999
Portfolio turnover rate                                                    49.73%          51.31%          48.47%




                                                                      Year ended      Year ended
                                                                    December 31,    December 31,
                                                                             1998            1997
Portfolio turnover rate                                                    54.05%          44.01%


/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges,
 including contingent deferred sales charges.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
/4/ Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Los Angeles, California

February 5, 2002


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2001, the fund paid a long-term capital gain distribution of $174,072,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 36% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                   PART C
                               OTHER INFORMATION
                          AMERICAN BALANCED FUND, INC.

ITEM 23. EXHIBITS

(a) On file (see SEC file nos. 811-66 and 2-10758)
(b) On file (see SEC file nos. 811-66 and 2-10758)
(c) On file (see SEC file nos. 811-66 and 2-10758)
(d) On file (see SEC file nos. 811-66 and 2-10758)
(e-1) On file (see SEC file nos. 811-66 and 2-10758)
(e-2) Form of Selling Group Agreement; form of Banking Selling Group Agreement; form of
Omnibus addendum to the Selling Group Agreement (for retirement plan share classes (R shares) only); and form of Institutional Selling Group Agreement
(f) None
(g) On file (see SEC file nos. 811-66 and 2-10758)
(h) On file (see SEC file nos. 811-66 and 2-10758)
(i-1) On file (see SEC file nos. 811-66 and 2-10758)
(i-2) Legal opinion for Classes R-1, R-2, R-3, R-4 and R-5 shares
(j) Consent of Independent Auditors
(k) None
(l) Not applicable to this filing
(m-1) On file (see SEC file nos. 811-66 and 2-10758)
(m-2) Form of Plan of Distribution relating to Class R-1, R-2, R-3 and R-4 shares
(n) On file (see SEC file nos. 811-66 and 2-10758)
(o) None
(p) On file (see SEC file nos. 811-66 and 2-10758)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

 None

ITEM 25. INDEMNIFICATION

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  The Articles of Incorporation state:

  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:

  Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

  Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

 (1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

(2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

  Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

  Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                          (2)                (3)



       NAME AND PRINCIPAL                       POSITIONS AND OFFICES            POSITIONS AND OFFICES

          BUSINESS ADDRESS                        WITH UNDERWRITER                 WITH REGISTRANT



       David L. Abzug                           Vice President                   None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                             Vice President                   None

       P.O. Box 7326

       Little Rock, AR 72217



       Robert B. Aprison                        Vice President                   None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                       Vice President                   None



       Steven L. Barnes                         Senior Vice President            None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                            Vice President                   None



       Michelle A. Bergeron                     Senior Vice President            None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                      Regional Vice President          None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                          Senior Vice President            None

       P.O. Box 3529

       148 E. Shore Avenue

       Groton Long Point, CT 06340



       John A. Blanchard                        Vice President                   None

       576 Somerset Lane

       Northfield, IL 60093



       Ian B. Bodell                            Senior Vice President            None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                        Senior Vice President            None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                               Vice President                   None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                           Vice President                   None



       Cody Callaway                            Regional Vice President          None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew C. Carlisle                      Regional Vice President          None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian F. Carroll                        Regional Vice President          None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                           Vice President                   None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                        Senior Vice President            None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                    Senior Vice President            None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                         Vice President                   None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                           Senior Vice President            None



L      Larry P. Clemmensen                      Director                         None



L      Kevin G. Clifford                        Director, President and Co-Chief    None

                                                Executive Officer



H      Cheri Coleman                            Assistant Vice President         None



       Ruth M. Collier                          Senior Vice President            None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                          Vice President                   None



       Carlo O. Cordasco                        Regional Vice President          None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                      Vice President                   None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Joseph G. Cronin                         Regional Vice President          None

       1533 Wilmot Road

       Deerfield, IL 60015



       William F. Daugherty                     Regional Vice President          None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                            Regional Vice President          None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                     Vice President                   None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                    Regional Vice President          None

       91 Church Street

       East Aurora, NY 14052



L      Bruce L. DePriester                      Senior Vice President            None



       Thomas J. Dickson                        Regional Vice President          None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                       Vice President                   None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                          Senior Vice President            None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                            Senior Vice President            None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                           Director, Executive Vice         None
                                                President

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                        Secretary                        None



       Michael J. Dullaghan                     Regional Vice President          None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                         Senior Vice President            None



       Robert W. Durbin                         Vice President                   None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                         Senior Vice President            None



       Timothy L. Ellis                         Regional Vice President          None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                            Senior Vice President            None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                          Regional Vice President          None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                         Senior Vice President            None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda S. Gardner                         Assistant Vice President         None



B      Evelyn K. Glassford                      Vice President                   None



       Jack E. Goldin                           Regional Vice President          None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                       Vice President                   None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                       Director                         President and Director



B      Mariellen Hamann                         Vice President                   None



       Derek S. Hansen                          Regional Vice President          None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                          Senior Vice President            None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                          Vice President                   None



       Robert J. Hartig, Jr.                    Regional Vice President          None

       8504 Scenic View Drive, Apt. 103

       Fishers, IN 46038



       Steven J. Hipsley                        Regional Vice President          None

       100 Kaydeross Park Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                         Senior Vice President            None

       6202 Llano

       Dallas, TX  75214



       Robert S. Irish                          Vice President                   None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                      Director                         None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                         Senior Vice President            None



       John P. Keating                          Regional Vice President          None

       2285 Eagle Harbor Parkway

       Orange Park, FL 30073



       Dorothy Klock                            Vice President                   None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



       Dianne L. Koske                          Assistant Vice President

       122 Clydesdale Court

       Hampton, VA 23666



       Andrew R. LeBlanc                        Regional Vice President          None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                            Vice President                   None



       T. Blake Liberty                         Vice President                   None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                             Regional Vice President          None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                           Vice President                   None



I      Kelle Lindenberg                         Assistant Vice President         None



       Louis K. Linquata                        Regional Vice President          None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                       Director                         None



       Brendan T. Mahoney                       Regional Vice President          None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                       Director, Senior Vice            None
                                                President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                         Senior Vice President            None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                        Director, Senior Vice            None
                                                President



       James R. McCrary                         Regional Vice President          None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                        Senior Vice President            None



S      John V. McLaughlin                       Senior Vice President            None



       Terry W. McNabb                          Vice President                   None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott M. Meade                           Regional Vice President          None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty L. Moncrief                        Regional Vice President          None

       55 Chandler Creek Court

       The Woodlands, TX 77381



       William E. Noe                           Vice President                   None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                           Vice President                   None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                            Vice President                   None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                         Regional Vice President          None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                            Regional Vice President          None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                          Regional Vice President          None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                          Regional Vice President          None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                         Senior Vice President            None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                      Assistant Vice President         None



       Carl S. Platou                           Vice President                   None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                         Vice President                   None



       Mark S. Reischmann                       Regional Vice President          None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                        Senior Vice President            None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                         Vice President                   None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                            Vice President                   None



L      James F. Rothenberg                      Director                         None



       Douglas F. Rowe                          Vice President                   None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                     Vice President                   None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                              Assistant Vice President         None



       Dean B. Rydquist                         Senior Vice President            None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                        Senior Vice President            None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                          Regional Vice President          None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                      Vice President                   None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                     Regional Vice President          None

       201 McIver Street

       Greenville, SC 29601



S      Sherrie Senft                            Vice President                   None



L      R. Michael Shanahan                      Director                         None



       Brad Short                               Regional Vice President          None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                           Chairman of the Board and        None

       1000 RIDC Plaza, Suite 212               Co-Chief Executive Officer

       Pittsburgh, PA 15238



       William P. Simon                         Senior Vice President            None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                          Regional Vice President          None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                          Senior Vice President            None

       100 N. Central Expressway

       Suite 1214

       Richardson, TX  75080



       Anthony L. Soave                         Regional Vice President          None

       5397 W. Rosebud Court, S.E.

       Kentwood, MI 49512



L      Therese L. Soullier                      Assistant Vice President         None



       Nicholas D. Spadaccini                   Vice President                   None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                     Assistant Vice President         None



       Daniel S. Spradling                      Senior Vice President            None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                            Assistant Vice President         None



LW     Eric H. Stern                            Director                         None



       Brad Stillwagon                          Regional Vice President          None

       2438 Broadmeade Road

       Louisville, KY 40205



       Thomas A. Stout                          Vice President                   None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                        Vice President                   None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                     Senior Vice President            None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                          Vice President                   None



L      Drew W. Taylor                           Vice President                   None



       Gary J. Thoma                            Regional Vice President          None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cynthia M. Thompson                      Regional Vice President          None

       4 Franklin Way

       Ladera Ranch, CA 92694



L      James P. Toomey                          Vice President                   None



I      Christopher E. Trede                     Vice President                   None



       George F. Truesdail                      Senior Vice President            None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                     Vice President                   None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                           Regional Vice President          None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                           Regional Vice President          None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #304

       Sioux Falls, SD 57103



       Thomas E. Warren                         Vice President                   None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                            Senior Vice President,           None

                                                Treasurer and Controller



       Gregory J. Weimer                        Vice President                   None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                         Director                         None



SF     Gregory W. Wendt                         Director                         None



       George J. Wenzel                         Regional Vice President          None

       251 Barden Road

       Bloomfield Hills, MI 48304



H      J. D. Wiedmaier                          Assistant Vice President         None



SF     N. Dexter Williams, Jr.                  Senior Vice President            None



       Timothy J. Wilson                        Vice President                   None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                        Vice President                   None



H      Marshall D. Wingo                        Director, Senior Vice            None
                                                President



L      Robert L. Winston                        Director, Senior Vice            None
                                                President



       William R. Yost                          Senior Vice President            None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                        Regional Vice President          None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                          Regional Vice President          None

       2178 Piper Lane

       Tustin, CA  92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 None

                            SIGNATURE OF REGISTRANT


 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 10th day of May, 2002.

      AMERICAN BALANCED FUND, INC.
      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:
/s/ Melem Eday
Melem Eday

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on May 10, 2002 by the following persons in the capacities indicated.

           Signature                                             Title



(1)        Principal Executive Officer:

           /s/ Robert G. O'Donnell

           (Robert G. O'Donnell)                                 Chairman of the Board

(2)        Principal Financial Officer
           and Principal Accounting Officer:

           /s/ Dayna G. Yamabe

           (Dayna G. Yamabe)                                     Treasurer

(3)        Directors:

           Robert A. Fox*                                        Director

           /s/ Paul G. Haaga, Jr.

           (Paul G. Haaga, Jr.)                                  President and Director

           Leonade D. Jones*                                     Director

           John G. McDonald*                                     Director

           James K. Peterson *                                   Director

           Henry E. Riggs*                                       Director

           Patricia K. Woolf*                                    Director

*By        /s/ Patrick F. Quan

           Patrick F. Quan, Attorney-in-Fact


 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).
       /s/ Kristine M. Nishiyama
      (Kristine M. Nishiyama)